TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042              HV-5244 – PremierSolutions Standard (Series II)

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Supplement dated March 3, 2021 to your Prospectus

FUND REORGANIZATION

NEXPOINT MERGER ARBITRAGE FUND – CLASS A

Following discussions held at meetings on February 27-28, 2020, June 16-17, 2020 and October 28, 2020, the Board of Trustees of Highland Funds II unanimously approved an Agreement and Plan of Reorganization (the “Reorganization”) for the reorganization of Highland Socially Responsible Fund (the “Merging Fund”) into NexPoint Merger Arbitrage Fund (the “Acquiring Fund”).  Shareholders of record as of November 20, 2020, will be entitled to vote on the Reorganization. Shareholders did not approve the Reorganization at the meeting due to a failure to meet quorum. At a special meeting on February 26, 2021, shareholders approved the Reorganization. The Reorganization closed on March 2, 2021 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount was transferred into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account was re-allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment was automatically replaced by the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE.